UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

SABINE PASS LIQUEFACTION, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-192373	27-3235920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On June 3, 2019, Cheniere Energy, Inc., the indirect parent of Sabine Pass Liquefaction, LLC (the “Company”), revised its corporate presentation. The revised presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Final Investment Decision

On May 29, 2019, the board of directors of the general partner of Cheniere Energy Partners, L.P., the indirect parent of the Company (the “Partnership”), approved a final investment decision with respect to the investment in the development, construction and operation of Train 6 of the liquefaction project owned by the Company (the “Sabine Pass Liquefaction Project”).

Notice to Proceed

On June 3, 2019, the Partnership issued a notice to proceed to Bechtel Oil, Gas and Chemicals, Inc. (“Bechtel”) under the engineering, procurement and construction contract between the Partnership and Bechtel to commence construction of Train 6 of the Sabine Pass Liquefaction Project.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

99.1*	Corporate Presentation June 3-4, 2019.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LIQUEFACTION, LLC

Date: June 3, 2019	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer